**NATIONWIDE LIFE INSURANCE COMPANY**
P.O. Box 182021
Columbus, OH 43218-2021
1-800-848-6331

**Express Mail:**
RR1-04-F4
5100 Rings Road
Dublin, OH 43017-1522

# Nationwide Destination Freedom+SM Variable Annuity

Application for
**Individual Flexible Purchase Payment**
**Variable Deferred Annuity**
Minimum Initial Purchase Payment of $10,000

The IRS has declared that civil union partners and domestic partners are not considered spouses for purposes of federal tax law. Therefore the tax treatment provided by federal tax law to a surviving spouse is NOT currently available to a surviving civil union partner or surviving domestic partner. For information regarding federal tax laws, please consult a tax advisor.

## 1. Parties to the Contract *Please print.*

### 1a. Contract Owner

First Name: ______ MI: ___ Last Name: ______

Employer/Trust Name (if applicable): ______
*(Additional forms required. See the New Business enrollment packet.)*

Date of Birth: ______ Sex: ☐ M ☐ F Soc. Sec. No. or Tax ID: ___ – ___ – ___

Street: ______

City: ______ State: ______ ZIP: ______

E-mail Address: ______ Daytime Phone Number: ( ) ______

### 1b. Joint/Contingent Owner

Check **one** box only: ☐ Joint Owner *(Limited to spouses unless such limitation is prohibited by state. Available only with Non-Qualified Contracts.)*
☐ Contingent Owner *(Available only with Non-Qualified Contracts.)*

First Name: ______ MI: ___ Last Name: ______

Date of Birth: ______ Sex: ☐ M ☐ F Soc. Sec. No. or Tax ID: ___ – ___ – ___

Address: ☐ Same address as owner Street: ______

City: ______ State: ______ ZIP: ______

E-mail Address: ______ Daytime Phone Number: ( ) ______

### 1c. Annuitant *Complete only if different from Contract Owner or if Contract Owner is a non-natural or a Trust. (Annuitant must be age 85 or younger.)*

First Name: ______ MI: ___ Last Name: ______

Relationship to Contract Owner: ______

Date of Birth: ______ Sex: ☐ M ☐ F Soc. Sec. No. or Tax ID: ___ – ___ – ___

Address: ☐ Same address as owner Street: ______

City: ______ State: ______ ZIP: ______

E-mail Address: ______ Daytime Phone Number: ( ) ______

## 1d. Co-Annuitant *(Must be age 75 or younger.)*

☐ Same as Joint Owner

First Name: ______ MI: ___ Last Name: ______

Date of Birth: ______ Sex: ☐ M ☐ F Soc. Sec. No. or Tax ID: ___ – ___ – ___

Address: ☐ Same address as owner Street: ______

City: ______ State: ______ ZIP: ______

E-mail Address: ______ Daytime Phone Number: ( ) ______

## 1e. Contingent Annuitant *(Must be age 85 or younger.)*

First Name: ______ MI: ___ Last Name: ______

Date of Birth: ______ Sex: ☐ M ☐ F Soc. Sec. No. or Tax ID: ___ – ___ – ___

Address: ☐ Same address as owner Street: ______

City: ______ State: ______ ZIP: ______

E-mail Address: ______ Daytime Phone Number: ( ) ______

## 1f. Beneficiaries

*Allocation to all Primary Beneficiaries must equal 100%. Contingent Beneficiaries must also equal 100%. Providing your Beneficiaries social security numbers (SSN) will help expedite Beneficiary claims and will ensure that Nationwide can properly identify your Beneficiaries.*

**Primary Beneficiaries** ☐ Pay all Primary Beneficiaries equally

Legal First Name: ______ MI: ___ Last Name: ______

Relationship to Annuitant: ______ Allocation (whole % only): ___ %

SSN #: ___ – ___ – ___ Sex: ☐ M ☐ F Date of Birth: ______

Address: ☐ Same address as owner Street: ______

City: ______ State: ______ ZIP: ______

E-mail Address: ______ Daytime Phone Number: ( ) ______

Legal First Name: ______ MI: ___ Last Name: ______

Relationship to Annuitant: ______ Allocation (whole % only): ___ %

SSN #: ___ – ___ – ___ Sex: ☐ M ☐ F Date of Birth: ______

Address: ☐ Same address as owner Street: ______

City: ______ State: ______ ZIP: ______

E-mail Address: ______ Daytime Phone Number: ( ) ______

*If more than two Beneficiaries, list additional names on the Additional Beneficiaries form (in New Business Enrollment Packet).*

***Contingent Beneficiaries section, continue to page 3.***

**1f. Beneficiaries** *Allocation to all Contingent Beneficiaries must equal 100%*

**Contingent Beneficiaries** ☐ Pay all Contingent Beneficiaries equally

Legal First Name: MI: Last Name:

Relationship to Annuitant: Allocation (whole % only): %

SSN #: – – Sex: ☐ M ☐ F Date of Birth:

Address: ☐ Same address as owner Street:

City: State: ZIP:

E-mail Address: Daytime Phone Number: ( )

Legal First Name: MI: Last Name:

Relationship to Annuitant: Allocation (whole % only): %

SSN #: – – Sex: ☐ M ☐ F Date of Birth:

Address: ☐ Same address as owner Street:

City: State: ZIP:

E-mail Address: Daytime Phone Number: ( )

*If more than two Beneficiaries, list additional names on the Additional Beneficiaries form (in New Business Enrollment Packet).*

## 2. Contract Information

### 2a. Contract Type *Must specify by checking a box.*

☐ Non-Qualified ☐ Non Naturally Owned Non-Qualified* ☐ Beneficially Owned Non-Qualified*

☐ Traditional IRA – Tax Year:

☐ Roth IRA – Tax Year: Tax Year Roth IRA started:

☐ Custodial Owned IRA ☐ Beneficially Owned/Inherited IRA* ☐ Beneficially Owned/Inherited Roth IRA*

☐ SIMPLE IRA* ☐ SEP IRA* ☐ 401(a)* (Investment Only)

☐ CRT* (Charitable Remainder Trust)

**Additional forms required.*

### 2b. Transfer Authorization for Registered Representative

☐ By checking this box, you have authorized and directed Nationwide to accept instructions from the Registered Representative signing this application to execute exchanges among the investment options available under your Contract and/or to allocate any future Purchase Payments on your behalf. This power is personal to the Registered Representative, but may be delegated by written notification to Nationwide and only to individuals employed or under control of the Registered Representative for administrative/processing purposes. This power is not available for use by any person or organization providing any type market-timing advice or service. Nationwide may revoke the authority of the Registered Representative to act on your behalf at any time by written notification to you.

If the box above is checked, your signature and the Registered Representatives signature at the end of this application represents agreement for yourselves, your heirs and the legal representatives of your estates and your successors in interest or assigns to release and hold harmless Nationwide from any and all liability in reliance on instructions given under the authority described above. You and the Registered Representative also agree to jointly and severally indemnify Nationwide for and against any claim, liability or expense arising out of any action taken by Nationwide in reliance of such instructions.

### 2c. Waiver of Transaction Confirmation

☐ **Contract Owner:** I elect not to receive my transaction confirmations.

☐ **Registered Representative:** I elect not to receive my transaction confirmations.

### 2d. Purchase Payment

**Approximate Amount:** $ **$10,000 initial minimum.**

Payment Submitted Via: ☐ Check ☐ Wire ☐ 1035(a) Exchange* ☐ Transfer/Rollover* Source:

** Additional forms required. Please see the New Business Enrollment Packet.*

## 3. Contract Options

***Election of Options in this section increases the Variable Account charges on your Contract. Consult your prospectus.***

### 3a. Death Benefits

*Includes a Standard Death Benefit unless an Enhanced Death Benefit is elected.*

I elect *(choose only **one**)*:
- ☐ Return of Premium Enhanced Death Benefit Option *(Annuitant/Co-Annuitant, age 75 or younger.)*
- ☐ Highest Anniversary Enhanced Death Benefit Option *(Annuitant/Co-Annuitant, age 75 or younger.)*

### 3b. CDSC Schedules

*Includes a Standard Five-year CDSC unless the C-Schedule Option is elected.*

I elect: ☐ No CDSC Option (C-Schedule)

## 4. Investment Options

### 4a. Asset Rebalancing

*The Contract Value will be rebalanced based on the variable fund Purchase Payment allocations elected on the application at the frequency selected below unless subsequently changed. Please note that if elected, asset rebalancing will apply to all funds, including Nationwide® **G**uided **P**ortfolio **S**trategies.*

☐ Quarterly ☐ Semi-Annually ☐ Annually

## 4b. Nationwide® Guided Portfolio Strategies (GPS)

- If you elect a GPS model, **100%** of your variable assets must be invested in only **one** GPS model. **You may not combine allocations through election of a GPS model with Sub-Account allocations in Section 4c.**
- Nationwide will not automatically re-balance your Variable Account value to stay consistent with your original allocations of the GPS model, unless you specifically direct us to do so in Section 4a of this application, Asset Re-balancing. If Asset Re-balancing is not elected, the allocation of your Contract Value among the Sub-Accounts may vary over time from the original allocation percentages shown below.
- There is no additional charge associated with the election of a GPS model.
- Election of a GPS model is a direct investment in the identified Sub-Accounts based on the allocation percentages for a particular model.
- Nationwide is not providing investment advice by providing these GPS models, and they are not actively managed. You are responsible for determining whether or not the Sub-Accounts in a GPS model are appropriate for you. Please consult with your investment professional.

**Guided Portfolio Strategies**

| ☐ GPS Capital Preservation Model | ☐ GPS Growth & Income Model |
|---|---|
| 60% NVIT Investor Destinations Moderately Conservative Fund | 60% NVIT Investor Destinations Moderate Fund |
| 11% Templeton Global Bond VIP Fund | 10% UIF Global Real Estate Portfolio |
| 6% UIF Global Real Estate Portfolio | 7% Templeton Global Bond VIP Fund |
| 5% Eaton Vance VT Floating-Rate Income Fund | 6% UIF Emerging Markets Debt Portfolio |
| 5% Guggenheim VF Global Managed Futures Strategy | 5% Guggenheim VF Global Managed Futures Strategy |
| 5% Merger Fund VL | 5% Van Eck VIPT Global Hard Assets Fund |
| 3% American Century VP Inflation Protection Fund | 4% Lazard Retirement Emerging Markets Equity Portfolio |
| 3% UIF Emerging Markets Debt Portfolio | 3% Western Asset Variable Global High Yield Bond Portfolio |
| 2% Western Asset Variable Global High Yield Bond Portfolio | **100%** |
| **100%** | |

| ☐ GPS Capital Appreciation Model | ☐ GPS Enhanced Growth & Income Model |
|---|---|
| 60% NVIT Investor Destinations Moderately Aggressive Fund | 17% UIF Global Real Estate Portfolio |
| 12% UIF Global Real Estate Portfolio | 15% UIF Emerging Markets Debt Portfolio |
| 8% UIF Emerging Markets Debt Portfolio | 13% Lazard Retirement Emerging Markets Equity Portfolio |
| 6% Lazard Retirement Emerging Markets Equity Portfolio | 10% Templeton Global Bond VIP Fund |
| 7% Van Eck VIPT Global Hard Assets Fund | 10% UIF Global Infrastructure Portfolio |
| 4% UIF Global Infrastructure Portfolio | 8% Guggenheim VF Global Managed Futures Strategy |
| 3% Guggenheim VF Global Managed Futures Strategy | 8% Van Eck VIPT Global Hard Assets Fund |
| **100%** | 5% Eaton Vance VT Floating-Rate Income Fund |
| | 5% NVIT Multi Sector Bond Fund |
| | 5% Western Asset Variable Global High Yield Bond Portfolio |
| | 4% Merger Fund VL |
| | **100%** |

***If you elect a GPS model, 100% of your variable assets must be invested in only one GPS model.***

***You may not combine allocations through election of a GPS model with Sub-Account allocations in Section 4c.***

## 4c. Purchase Payment Allocation and Disclosures ***Must be whole percentages and must add up to 100%.***

***Do not complete this section if you elected a GPS model in Section 4b.***

*Funds designated by an * may include additional restrictions and/or charges. Please review the underlying fund prospectus carefully. The underlying investment options listed below are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly. Consult your prospectus for reference to Share Class.*

**ALPS Variable Investment Trust**
- % ALPS/Alerian Energy Infrastructure Portfolio
- % ALPS/Red Rocks Listed Private Equity Portfolio

**American Century Variable Portfolios**
- % American Century VP Inflation Protection Fund

**American Funds Insurance Series®**
- % American Funds Insurance Series® Blue Chip Income & Growth Fund℠
- % American Funds Insurance Series® Capital Income Builder®
- % American Funds Insurance Series® Global Small Cap Fund℠
- % American Funds Insurance Series® International Fund℠
- % American Funds Insurance Series® New World Fund®

**BlackRock Variable Series Funds**
- % BlackRock Global Allocation VI Fund
- % BlackRock High Yield VI Fund

**Delaware Variable Insurance Product Trust**
- % Delaware VIP® Small Cap Value Series

**Direxion Insurance Trust**
- % Direxion VP Indexed Commodity Strategy Fund
- % Direxion VP Indexed Managed Futures Strategy Fund

**Dreyfus Investment Portfolios**
- % Dreyfus IP Mid Cap Stock Portfolio

**Eaton Vance Variable Trust**
- % Eaton Vance VT Floating-Rate Income Fund

**Fidelity® Variable Insurance Product Funds**
- % Fidelity VIP Balanced Portfolio
- % Fidelity VIP Growth Portfolio
- % Fidelity VIP Real Estate Portfolio
- % Fidelity VIP Strategic Income Portfolio

**Franklin Templeton Variable Insurance Products Trust**
- % Franklin Founding Funds Allocation VIP Fund
- % Franklin Income VIP Fund
- % Franklin Mutual Global Discovery VIP Fund
- % Templeton Global Bond VIP Fund

**Goldman Sachs Variable Insurance Trust**
- % Goldman Sachs VIT Global Trends Allocation Fund
- % Goldman Sachs VIT High Quality Floating Rate Fund
- % Goldman Sachs VIT Strategic Income Fund

**Guggenheim Variable Funds**
- % Guggenheim VF Global Managed Futures Strategy
- % Guggenheim VF Long Short Equity Fund
- % Guggenheim VF Macro Opportunities
- % Guggenheim VF Multi-Hedge Strategies

**Invesco**
- % Invesco VI Balanced-Risk Allocation Fund
- % Invesco VI Equally Weighted S&P 500 Fund
- % Invesco VI International Growth Fund

**Ivy Funds Variable Insurance Portfolios**
- % Ivy Funds VIP Asset Strategy
- % Ivy Funds VIP Energy

**Janus Aspen Series**
- % Janus Aspen Balanced Portfolio
- % Janus Aspen Enterprise Portfolio
- % Janus Aspen Flexible Bond Portfolio
- % Janus Aspen Global Technology Portfolio

**JPMorgan Insurance Trust**
- % JPMorgan Insurance Trust Global Allocation Portfolio
- % JPMorgan Insurance Trust Income Builder Portfolio

**Lazard Retirement Series**
- % Lazard Retirement Emerging Markets Equity Portfolio

**Legg Mason Partners Variable Income Trust**
- % ClearBridge Variable Aggressive Growth Portfolio
- % ClearBridge Variable Small Cap Growth Portfolio
- % Western Asset Variable Global High Yield Bond Portfolio

**Lord Abbett Series**
- % Lord Abbett Series Fund Short Duration Income Portfolio
- % Lord Abbett Series Fund Total Return Portfolio

**Merger Fund VL**
- % Merger Fund VL

**MFS® Variable Insurance Trust**
- % MFS® VIT Utilities Portfolio

**MFS® Variable Insurance Trust II**
- % MFS® VIT Blended Research® Core Equity Portfolio
- % MFS® VIT Global Tactical Allocation Portfolio
- % MFS® VIT International Value Portfolio

**MFS® Variable Insurance Trust III**
- % MFS® VIT Mid Cap Value Portfolio

**Morgan Stanley Investment Management**
- % UIF Emerging Markets Debt Portfolio
- % UIF Global Infrastructure Portfolio
- % UIF Global Real Estate Portfolio
- % UIF Global Strategist Portfolio

**Nationwide Variable Insurance Trust (NVIT)**
- % American Century NVIT Multi Cap Value Fund
- % American Funds NVIT Asset Allocation Fund
- % American Funds NVIT Bond Fund
- % American Funds NVIT Global Growth Fund
- % American Funds NVIT Growth Fund
- % American Funds NVIT Growth-Income Fund
- % BlackRock NVIT Managed Global Allocation Fund
- % Federated NVIT High Income Bond Fund
- % Invesco NVIT Comstock Value Fund
- % Lazard NVIT Flexible Opportunistic Strategies Fund
- % Loring Ward NVIT Capital Appreciation Fund
- % Loring Ward NVIT Moderate Fund
- % Neuberger Berman NVIT Socially Responsible Fund
- % NVIT Bond Index Fund
- % NVIT Cardinal℠ Aggressive Fund
- % NVIT Cardinal℠ Balanced Fund
- % NVIT Cardinal℠ Capital Appreciation Fund
- % NVIT Cardinal℠ Conservative Fund
- % NVIT Cardinal℠ Managed Growth & Income Fund
- % NVIT Cardinal℠ Managed Growth Fund
- % NVIT Cardinal℠ Moderate Fund
- % NVIT Cardinal℠ Moderately Aggressive Fund
- % NVIT Cardinal℠ Moderately Conservative Fund

***Continued on page 7.***

***Total fund allocations among Sub-Account(s) must equal 100%.***

## 4c. Purchase Payment Allocation and Disclosures ***Must be whole percentages and must add up to 100%.***

***Do not complete this section if you elected a GPS model in Section 4b.***

*Funds designated by an * may include additional restrictions and/or charges. Please review the underlying fund prospectus carefully. The underlying investment options listed below are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly. Consult your prospectus for reference to Share Class.*

| Nationwide Variable Insurance Trust (NVIT) |
|---|
| % NVIT Core Bond Fund |
| % NVIT Core Plus Bond Fund |
| % NVIT Emerging Markets Fund |
| % NVIT Flexible Fixed Income Fund |
| % NVIT Flexible Moderate Growth Fund |
| % NVIT Government Bond Fund |
| % NVIT International Equity Fund |
| % NVIT International Index Fund |
| % NVIT Investor Dest. Aggressive Fund |
| % NVIT Investor Dest. Balanced Fund |
| % NVIT Investor Dest. Capital Appreciation Fund |
| % NVIT Investor Dest. Conservative Fund |
| % NVIT Investor Dest. Managed Growth & Income Fund |
| % NVIT Investor Dest. Managed Growth Fund |
| % NVIT Investor Dest. Moderate Fund |
| % NVIT Investor Dest. Moderately Aggressive Fund |
| % NVIT Investor Dest. Moderately Conservative Fund |
| % NVIT Large Cap Growth Fund |
| % NVIT Managed American Funds Asset Allocation Fund |
| % NVIT Managed American Funds Growth-Income Fund |
| % NVIT Mid Cap Index Fund |
| % NVIT Money Market Fund |
| % NVIT Multi-Manager International Growth Fund |
| % NVIT Multi-Manager International Value Fund |
| % NVIT Multi-Manager Large Cap Growth Fund |
| % NVIT Multi-Manager Large Cap Value Fund |
| % NVIT Multi-Manager Mid Cap Growth Fund |
| % NVIT Multi-Manager Mid Cap Value Fund |
| % NVIT Multi-Manager Small Cap Growth Fund |
| % NVIT Multi-Manager Small Cap Value Fund |
| % NVIT Multi-Manager Small Company Fund |
| % NVIT Multi Sector Bond Fund |
| % NVIT Nationwide Fund |
| % NVIT Real Estate Fund |
| % NVIT S&P 500 Index Fund |
| % NVIT Short Term Bond Fund |
| % NVIT Small Cap Index Fund |
| % Templeton NVIT International Value Fund |

| Neuberger Berman Advisers Management Trust |
|---|
| % Neuberger Berman AMT Absolute Return Multi-Manager Portfolio |
| **Oppenheimer Variable Account Funds** |
| % Oppenheimer Global Fund/VA |
| % Oppenheimer International Growth Fund/VA |
| % Oppeneheimer Main Street Small Cap Fund*/VA |
| **PIMCO Variable Insurance Trust** |
| % PIMCO VIT All Asset Portfolio |
| % PIMCO VIT CommodityRealReturn® Strategy Portfolio |
| % PIMCO VIT Emerging Markets Bond Portfolio |
| % PIMCO VIT Foreign Bond Portfolio (Unhedged) |
| % PIMCO VIT Short-Term Portfolio |
| % PIMCO VIT Total Return Portfolio |
| % PIMCO VIT Unconstrained Bond Portfolio |
| **Putnam Variable Trust** |
| % Putnam VT Equity Income Fund |
| **T. Rowe Price Equity Series** |
| % T. Rowe Price Health Sciences Portfolio |
| **Van Eck VIP Trust** |
| % Van Eck VIPT Global Hard Assets Fund |

***Total fund allocations among Sub-Account(s) must equal 100%.***

## 5. State Disclosures

**Notice to DC Residents Only: WARNING:** It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

**Notice to ND and SD Residents Only:** Annuity payments, death benefits, surrender values, and other Contract values provided by this Contract, when based on the investment experience of a separate account, may increase or decrease in accordance with the fluctuations in the net investment factor and are not guaranteed as to fixed-dollar amount, unless otherwise specified.

Additionally, any benefits, values or payments based on performance of the underlying investment options may vary and are NOT guaranteed by Nationwide Life Insurance Company, any other insurance company, by the U.S. Government, or any State Government. They are NOT federally insured by the FDIC, the Federal Reserve Board or any agency Federal or State.

## 6. Contract Owner Signatures and Authorizations

### 6a. Replacement Information

☐ Yes ☐ No **Do you have existing life insurance or annuity contracts?**

☐ Yes ☐ No **Will the applied for Contract replace, discontinue or change any existing life insurance or annuity contracts?**

***If you answered "yes" to EITHER question above, <u>your state may require NAIC or state specific replacement forms.</u> Please look in the New Business Enrollment Packet to see if your state requires additional NAIC or state specific replacement forms.***

### 6b. Acknowledgements, Disclosure and Signatures

**I acknowledge that I have received and understand the current prospectus for this variable annuity Contract, and that by signing this application I understand and acknowledge the following:**

**Annuity payments, Death Benefits, Surrender Values, and other Contract Values provided by this Contract, when based on the investment experience of a separate account, may increase or decrease and are not guaranteed as to fixed-dollar amount, unless otherwise specified.**

- The Contract limits Purchase Payments to $1 million for all Contracts issued by Nationwide with the same Contract Owner and/or Annuitant, subject to permission from Nationwide.
- That I do not represent a corporate entity or institutional investor.
- I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if I plan to change the Contract Owner or assign benefits under the Contract, the Contract will not meet this objective.
- I understand that a change of Contract Owner or assignment of the Contract may result in the termination or reduction of the Death Benefit under any elected Death Benefit option.
- I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if the Annuitant I am naming has been diagnosed with or has an indication of an illness expected to result in death within 12 months, the Contract will not meet this objective.

When you sign this application, you are agreeing to the elections you have made and acknowledging your understanding of the terms and conditions described in this application. If you have any questions, ask your Registered Representative BEFORE you sign this application.

**Contract Owner Must Sign Here:** X

Joint Contract Owner Signature (if any): X

State In Which Application Was Signed: ______ Date: ______

## 7. Primary Registered Representative Information

### 7a. Primary Registered Representative Replacement Information

☐ Yes ☐ No **Are you aware of any existing annuities or insurance owned by the applicant?**
☐ Yes ☐ No **Will the applied for Contract replace, discontinue or change any existing life insurance or annuity contracts?**

### 7b. Primary Registered Representative Information *(Please print.)*

First Name: ______ MI: ___ Last Name: ______

Office Street Address: ______

City: ______ State: ______ ZIP: ______

Phone: ( ) ______ Percentage ______ %

E-mail: ______

Broker/Dealer Name: ______

SSN #: – – (Not required if broker and broker dealer name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature: X ______ Date: ______

Principal's Signature: X ______ Date: ______

## 8. Additional Registered Representative Information

### 8a. Additional Registered Representative Replacement Information

☐ Yes ☐ No **Are you aware of any existing annuities or insurance owned by the applicant?**
☐ Yes ☐ No **Will the applied for Contract replace, discontinue or change any existing life insurance or annuity contracts?**

### 8b. Additional Registered Representative Information *(Please print.)*

First Name: ______ MI: ___ Last Name: ______

Office Street Address: ______

City: ______ State: ______ ZIP: ______

Phone: ( ) ______ Percentage ______ %

E-mail: ______

Broker/Dealer Name: ______

SSN #: – – (Not required if broker and broker dealer name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature: X ______ Date: ______

Principal's Signature: X ______ Date: ______